UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 20, 2009 (May 4, 2009)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 4, 2009, Spectra Energy Partners OLP, LP (“SEP OLP”), a wholly-owned subsidiary of Spectra Energy Partners, LP (“SEP”), completed the previously announced acquisition of all of the ownership interests of NOARK Pipeline System, Limited Partnership (“NOARK”) from Atlas Pipeline Mid-Continent LLC (“APMC”), a wholly-owned subsidiary of Atlas Pipeline Partners, L.P. (“Atlas”), for total cash consideration of approximately $294.5 million, pursuant to a Securities Purchase Agreement, dated April 7, 2009, with APMC. NOARK’s assets consist of 100% ownership interests in Ozark Gas Transmission, L.L.C. (“OGT”) and Ozark Gas Gathering, L.L.C. (“OGG”).

OGT is a 565-mile, Federal Energy Regulatory Commission regulated interstate natural gas transmission pipeline system that extends from southeast Oklahoma through Arkansas into southeast Missouri. OGT services natural gas production in the Arkoma basin and the Fayetteville Shale and offers access to important Midwest and Northeast markets. It also interconnects with the Texas Eastern interstate pipeline, an asset held by a wholly-owned subsidiary of Spectra Energy Corp (“Spectra Energy”), the indirect owner of SEP’s general partner. OGG is a 365-mile, fee-based, state regulated natural gas gathering system located in eastern Oklahoma and western Arkansas.

Spectra Energy Partners, LP is filing this amendment to its Current Report on Form 8-K filed on May 8, 2009 to provide audited financial statements and unaudited pro forma financial information of Atlas Arkansas Pipeline, LLC (“AAP”) and Mid-Continent Arkansas Pipeline, LLC (“MAP”), relating to the acquisition of NOARK. AAP and MAP are holding companies whose sole assets consist of 100% of the equity interests of NOARK. The acquisition of NOARK was effected by the acquisition of AAP and MAP. The required audited financial statements and unaudited pro forma financial information are filed as exhibits to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited financial statements of NOARK for the year ended and as of December 31, 2008 and related notes are filed as Exhibit 99.1 to this Current Report.

The unaudited financial statements of NOARK for the three months ended and as of March 31, 2009 are filed as Exhibit 99.2 to this Current Report.

(b)	Pro forma financial information

Unaudited pro forma condensed consolidated financial information for the year ended December 31, 2008 and for the quarter ended and as of March 31, 2009 are filed as Exhibit 99.3 to this Current Report.

(d)	Exhibits

* 23.1	Consent of Independent Registered Public Accounting Firm

* 99.1	Audited combined financial statements

* 99.2	Unaudited combined financial statements

* 99.3	Pro forma condensed consolidated financial information

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP,
its general partner

By:	Spectra Energy Partners GP, LLC,
its general partner

/s/ Laura Buss Sayavedra
Laura Buss Sayavedra
Vice President and Chief Financial Officer

Date: July 20, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited combined financial statements

99.2	Unaudited combined financial statements

99.3	Pro forma condensed consolidated financial information